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                        SUPPLEMENT TO THE PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND

                           EMERGING MARKETS PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

The following information supersedes certain information in the fund's prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the following change was implemented for the Emerging Markets Portfolio only:

- The portfolio is closed to new investors. The shareholders in the portfolio as of the close of business on December 12, 2001 can continue to buy additional shares of the portfolio until further notice.

In addition, effective on or about December 12, 2001, the following changes were implemented for the International Equity Portfolio only:

- The portfolio's name was changed to International Focus Portfolio.

- The portfolio implemented a strategy of investing in equity securities of approximately 40-60 companies. The portfolio's 15 largest holdings may account for 40% or more of the portfolio's assets. As a result of this strategy, the portfolio may be subject to greater volatility than a fund that invests in a larger number of issues.

Dated: December 14, 2001                                           CSINI-16-1201